UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

ARC Group Acquisition I Corp

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-43253	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

398 S Mill Avenue, Suite 306, Tempe, AZ 85284

(Address of principal executive offices, including zip code)

(928) 625-0928

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, one warrant, and one right to acquire 1/4th of one Class A ordinary share	ARCLU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the Units	ARCL	The Nasdaq Stock Market LLC
Rights included as part of the Units	ARCLR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ARCLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed on Current Report on Form 8-K on August 27, 2026, ARC Group Acquisition I Corp (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that since the Company’s aggregate market value of its outstanding warrants was less than $1 million, the Company’s warrants are no longer in compliance with the Nasdaq Global Market continued listing criteria set forth in the Nasdaq Listing Rule 5452(b)(C) (the “Rule”), which requires the warrants to maintain an aggregate market value of at least $1 million (the “Notice”). The Notice provided the Company with 45 calendar days to submit a plan to regain compliance. The Company submitted the plan to regain compliance in a timely manner on October 12, 2026.

On October 20, 2026, the Company received a letter from Nasdaq, informing it that, based on the Company’s submission, the Staff of Nasdaq (the “Staff”) has determined to grant the Company an extension of time to regain compliance with the Rule to February 23, 2027. In the event the Company does not satisfy the terms by that date, the Staff will provide written notification that its securities will be delisted. At that time, the Company may appeal the Staff’s determination to a Listing Qualifications Panel. The Company expects to consummate its previously announced business combination prior to February 23, 2027 and plans to regain compliance with the Rule by the required deadline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2026

ARC Group Acquisition I Corp

By:	/s/ Datuk Dr. Doris Wong Sing Ee
Name:	Datuk Dr. Doris Wong Sing Ee
Title:	Chief Executive Officer and Director